                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

           Each of the undersigned hereby constitutes and appoints Luqman Arnold, Robert B. Mills, Robert C. Dinerstein and Regina Dolan, and each of them, each with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any post-effective amendments relating to the registration statement (file numbers 333-46216, 333-46216-01 to -03), initially filed on Form F-1 and to be amended on Form F-3, relating to the registration of Noncumulative Trust Preferred Securities issued by UBS Group Capital Trust I, Noncumulative Company Preferred Securities issued by UBS Group Capital Company L.L.C. I and the Subordinated Guarantee of UBS AG with respect to the Noncumulative Company Preferred Securities, and to file any such amendments, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                    NAME                                  TITLE                   DATE
                    ----                                  -----                   ----
                                                  President of Group
/s/ Luqman Arnold                             Executive Board (principal
-----------------------------------------        executive officer and          May 9, 2001
               Luqman Arnold                  principal financial officer)


                                                   Group Controller
/s/ Hugo Schaub                                 (principal accounting           May 9, 2001
-----------------------------------------              officer)
                Hugo Schaub


/s/ Marcel Ospel                                 Chairman and Member of         May 9, 2001
-----------------------------------------          Board of Directors
                Marcel Ospel


/s/ Alberto Togni                                     Vice Chairman             May 9, 2001
-----------------------------------------          and Member of Board
               Alberto Togni                          of Directors


/s/ Markus Kundig                                     Vice Chairman             May 9, 2001
-----------------------------------------          and Member of Board
               Markus Kundig                          of Directors


/s/ Johannes Antonie de Gier                          Vice Chairman             May 9, 2001
-----------------------------------------          and Member of Board
          Johannes Antonie de Gier                    of Directors


/s/ Peter Bockli                                    Member of Board             May 9, 2001
-----------------------------------------             of Directors
                Peter Bockli


/s/ Sir Peter Davis                                 Member of Board             May 9, 2001
-----------------------------------------             of Directors
              Sir Peter Davis

                    NAME                                  TITLE                   DATE
                    ----                                  -----                   ----
/s/ Eric Honegger                                   Member of Board             May 9, 2001
-----------------------------------------             of Directors
               Eric Honegger


/s/ Rolf A. Meyer                                   Member of Board             May 9, 2001
-----------------------------------------             of Directors
               Rolf A. Meyer


/s/ Hans Peter Ming                                 Member of Board             May 9, 2001
-----------------------------------------             of Directors
              Hans Peter Ming


/s/ Lawrence Allen Weinbach                         Member of Board             May 9, 2001
-----------------------------------------             of Directors
          Lawrence Allen Weinbach